Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events

16. Subsequent Events

On February 25, 2013, the Company declared that its Board has authorized and approved the Company’s payment of an annual cash dividend of US$0.14 per American depositary share (“ADS”), or US$0.28 per ordinary share (two ADSs represent one ordinary share). The dividend was paid in April 2013 to holders of ordinary shares (which includes holders of ADSs) of record as of the close of business on March 20, 2013.

On March 22, 2013, The Company jointly incorporated Zhejiang Vanke Noah Assets Management Co., Ltd. (“Vanke Noah”) with a third party real estate developer to obtain 51% equity interest of Vanke Noah with investments of RMB25.5 million (US$4.1 million) Vanke Noah is primarily engaged in the asset management business.